                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)       September 21, 2007
                                                  ------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

            KANSAS                       0-22760                  48-1099142
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 (State or other jurisdiction          (Commission           (IRS Identification
      of incorporation)                File Number)             Employer No.)

       846 N. Mart-Way Court, Olathe, Kansas                        66061
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      (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code           (913) 647-0158
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

     This  current  report on Form  8-K/A is being  filed to amend  the  current report on Form 8-K filed by Elecsys Corporation (the "Company") on September 21,
2007 to  announce  the  completion  of the  acquisition  of the  assets  of, and assumption of certain  liabilities  from,  Radix  International  Corporation and
Radix  Corporation.  The Company has  determined  that the  previously  reported transaction is required to be reported pursuant to Item 2.01.

Item 2.01   Completion of Acquisition or Disposition of Assets.

     On September 21, 2007,  Elecsys  Corporation (the "Company")  completed the acquisition of the assets of, and assumption of certain  liabilities from, Radix
International Corporation and Radix Corporation (the "Acquisition"). The Company
acquired  approximately  $4.7  million in tangible  assets,  including  accounts receivable  and  inventory,  as well  as all of the  intellectual  property  and
intangible   assets  owned  by  Radix   International   Corporation   and  Radix
Corporation.  The Company assumed accounts payable of approximately $2.2 million
due  to  one  of  the  Company's  subsidiaries,   DCI,  Inc,  and  also  assumed
approximately   $2.5  million  in   additional   liabilities.   The  total  cash
consideration  paid in the Acquisition was $1,000. The Acquisition also includes potential  performance  related  compensation  to be paid  based  on the  annual revenues  of  the  acquired  business  over  the  next  five  years.  The  total performance related compensation is limited to approximately $2.2 million and is subject to certain conditions that may impact the total amount to be paid.

     The Company  plans to file the financial  statements  required by this Item
2.01 in a future amendment on Form 8-K/A. A copy of the Asset Purchase Agreement for the  Acquisition is furnished  under Item 9.01 of this Form 8-K/A as Exhibit
99.1.

Item 9.01   Financial Statements and Exhibits.

     (c)    EXHIBITS. The following exhibits are filed herewith:

     99.1   Asset Purchase Agreement dated September 21, 2007.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:  December 17, 2007
                                       ELECSYS CORPORATION

                                       By: /s/ Todd A. Daniels
                                          --------------------------------------
                                           Todd A. Daniels
                                           Vice President and Chief Financial
                                           Officer

                                  EXHIBIT INDEX

Exhibit Number          Description

     99.1               Asset Purchase Agreement dated September 21, 2007.